EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202

Items 74A-75B




Item 72DD

1. Total Income dividends for which record date passed during the period                                           $439,236
2. Dividends for a second class of open-end company shares                                                         $276,926
3. Dividends for a third class of open-end company shares                                                          $159,899

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.943
        2. Dividends from a second class of open-end company shares                                                 $.997
        3. Dividends from a third class of open-end company shares                                                  $.822

Item 74

U)      1. Number of shares outstanding                                                                             465,133
        2. Number of shares outstanding for a second class of shares of open-end company shares                     280,090
        3. Number of shares outstanding for a third class of shares of open-end company shares                      194,838

V)      1. Net asset value per share (to the nearest cent)                                                          94.91
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                94.91
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 78.40


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000035204

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $131
2. Dividends for a second class of open-end company shares                                                          $571
3. Dividends for a third class of open-end company shares                                                           $878
4. Dividends for a fourth class of open-end company shares                                                          $208
5. Dividends for a fifth class of open-end company shares                                                           $419

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.001
        2. Dividends from a second class of open-end company shares                                                 $.008
        3. Dividends from a third class of open-end company shares                                                  $.008
        4. Dividends for a fourth class of open-end company shares                                                  $.011
        5. Dividends for a fifth class of open-end company shares                                                   $.007


Item 74

U)      1. Number of shares outstanding                                                                             132,744
        2. Number of shares outstanding for a second class of shares of open-end company shares                     72,660
        3. Number of shares outstanding for a third class of shares of open-end company shares                      128,558
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     19,369
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      50,549

V)      1. Net asset value per share (to the nearest cent)                                                          32.09
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                32.11
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 32.12
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                42.34
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 27.59


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Items 74A-75B


74C- $29,998
74E- $0
74F- $120,991,708
74I- $1,290,354
74J- $1,197
74L- $513,778
74N- $122,827,035
74O- $629,207
74P- $156,621
74R4-$731,383
74T- $121,309,824
75B- $124,864,682

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $513,197
2. Dividends for a second class of open-end company shares                                                         $260,311
3. Dividends for a third class of open-end company shares                                                          $156,781
4. Dividends for a fourth class of open-end company shares                                                         $125,662
5. Dividends for a fifth class of open-end company shares							   $42,463

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.231
        2. Dividends from a second class of open-end company shares                                                 $0.246
        3. Dividends from a third class of open-end company shares                                                  $0.248
        4. Dividends for a fourth class of open-end company shares                                                  $0.505
	5. Dividends for a fifth class of open-end company shares						    $0.238

Item 74

U)      1. Number of shares outstanding    									  2,286,547
        2. Number of shares outstanding for a second class of shares of open-end company shares                   1,081,086
        3. Number of shares outstanding for a third class of shares of open-end company shares                    678,901
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   254,790
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  176,676

V)      1. Net asset value per share (to the nearest cent)                                                  	  25.59
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  25.59
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  25.60
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  52.56
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  24.70

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778
Class 5 SEC Identifier C000035203

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $38,015
2. Dividends for a second class of open-end company shares                                                      $17,376
3. Dividends for a third class of open-end company shares                                                       $35,247
4. Dividends for a fourth class of open-end company shares                                                      $40,977
5. Dividends for a fifth class of open-end company shares					                $10,983

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.212
        2. Dividends from a second class of open-end company shares                                             $0.226
        3. Dividends from a third class of open-end company shares                                              $0.229
        4. Dividends for a fourth class of open-end company shares                                              $0.577
	5. Dividends for a fifth class of open-end company shares					        $0.234

Item 74

U)      1. Number of shares outstanding   									180,122
        2. Number of shares outstanding for a second class of shares of open-end company shares                 77,743
        3. Number of shares outstanding for a third class of shares of open-end company shares                  154,827
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 72,396
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			47,178

V)      1. Net asset value per share (to the nearest cent)                                                  	17.42
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	17.42
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	17.43
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	44.66
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		18.13

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786
Class 5 SEC Identifier C000035205

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $27,657
2. Dividends for a second class of open-end company shares                                                       $9,333
3. Dividends for a third class of open-end company shares                                                        $18,079
4. Dividends for a fourth class of open-end company shares                                                       $22,376
5. Dividends for a fifth class of open-end company shares							 $8,170

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.133
        2. Dividends from a second class of open-end company shares                                              $0.153
        3. Dividends from a third class of open-end company shares                                               $0.158
        4. Dividends for a fourth class of open-end company shares                                               $0.294
	5. Dividends for a fifth class of open-end company shares						 $0.141

Item 74

U)      1. Number of shares outstanding										207,310
        2. Number of shares outstanding for a second class of shares of open-end company shares                  61,625
        3. Number of shares outstanding for a third class of shares of open-end company shares                   119,855
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                  76,713
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			 58,517

V)      1. Net asset value per share (to the nearest cent)                                                  	25.04
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	25.04
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	25.04
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	48.65
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		23.19

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier c000035208

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $885
2. Dividends for a second class of open-end company shares                                                        $368
3. Dividends for a third class of open-end company shares                                                         $765
4. Dividends for a fourth class of open-end company shares                                                        $454
5. Dividends for a fifth class of open-end company shares                                                         $366

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.004
        2. Dividends from a second class of open-end company shares                                               $.005
        3. Dividends from a third class of open-end company shares                                                $.005
        4. Dividends for a fourth class of open-end company shares                                                $.009
        5. Dividends for a fifth class of open-end company shares                                                 $.005

Item 74

U)      1. Number of shares outstanding                                                                           226,081
        2. Number of shares outstanding for a second class of shares of open-end company shares                   77,101
        3. Number of shares outstanding for a third class of shares of open-end company shares                    161,391
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   60,041
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    73,005

V)      1. Net asset value per share (to the nearest cent)                                                        27.11
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              27.13
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               27.14
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              56.64
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               24.45


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794
Class 5 Sec Identifier C000035207

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $845
2. Dividends for a second class of open-end company shares                                                          $419
3. Dividends for a third class of open-end company shares                                                           $1,110
4. Dividends for a fourth class of open-end company shares                                                          $389
5. Dividends for a fifth class of open-end company shares                                                           $412


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.002
        2. Dividends from a second class of open-end company shares                                                 $.014
        3. Dividends from a third class of open-end company shares                                                  $.003
        4. Dividends for a fourth class of open-end company shares                                                  $.010
	5. Dividends for a fifth class of open-end company shares                                                   $.004

Item 74

U)      1. Number of shares outstanding                                                                           423,129
        2. Number of shares outstanding for a second class of shares of open-end company shares                   30,912
        3. Number of shares outstanding for a third class of shares of open-end company shares                    386,878
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   39,878
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    103,450

V)      1. Net asset value per share (to the nearest cent)                                                        16.01
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              72.66
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               16.06
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              58.70
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               22.94

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEc Identifier C000007803
Class 3 SEc Identifier C000007804

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $1,548
2. Dividends for a second class of open-end company shares                                                        $311
3. Dividends for a third class of open-end company shares                                                         $729

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.006
        2. Dividends from a second class of open-end company shares                                               $.007
        3. Dividends from a third class of open-end company shares                                                $.029

Item 74

U)      1. Number of shares outstanding                                                                           270,297
        2. Number of shares outstanding for a second class of shares of open-end company shares                   47,297
        3. Number of shares outstanding for a third class of shares of open-end company shares                    28,033

V)      1. Net asset value per share (to the nearest cent)                                                        12.92
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              12.95
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               53.92


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEc Identifier C000007800
Class 3 SEC Identifier C000007801

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $0
2. Dividends for a second class of open-end company shares                                                          $0
3. Dividends for a third class of open-end company shares                                                           $0

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.000
        2. Dividends from a second class of open-end company shares                                                 $.000
        3. Dividends from a third class of open-end company shares                                                  $.000

Item 74

U)      1. Number of shares outstanding                                                                           186,099
        2. Number of shares outstanding for a second class of shares of open-end company shares                   59,216
        3. Number of shares outstanding for a third class of shares of open-end company shares                    20,888

V)      1. Net asset value per share (to the nearest cent)                                                        16.54
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              16.58
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               58.87

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790
Class 5 SEC Identifier C000035206

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $3,891
2. Dividends for a second class of open-end company shares                                                        $3,041
3. Dividends for a third class of open-end company shares                                                         $2,058
4. Dividends for a fourth class of open-end company shares                                                        $21,993
5. Dividends for a fifth class of open-end company shares                                                         $2,482

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.167
        2. Dividends from a second class of open-end company shares                                               $0.228
        3. Dividends from a third class of open-end company shares                                                $0.955
        4. Dividends from a fourth class of open-end company shares                                               $0.450
        5. Dividends from a fifth class of open-end company shares                                                $0.198

Item 74

U)      1. Number of shares outstanding                                                                             23,913
        2. Number of shares outstanding for a second class of shares of open-end company shares                     13,714
        3. Number of shares outstanding for a third class of shares of open-end company shares                      2,289
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     48,934
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      13,576

V)      1. Net asset value per share (to the nearest cent)                                                           18.95
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 23.70
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	     97.54
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     46.92
     	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)      	     20.67


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